Contingencies	12 Months Ended
Dec. 31, 2022
Contingencies
Contingencies

30. Contingencies

From time to time, and in the ordinary course of business, the Group may be subject to certain claims, charges and litigation. Management regularly analyzes current information pertaining to ongoing cases including, where applicable, the Group’s defense claims and insurance coverage of any potential liability. The Group recognizes provisions for potential liabilities if they have been advised by its legal counsel that it is probable the legal case against the Group will be successful. In some instances, the ultimate outcome of these cases may have a material impact on the Group’s financial position and earnings.

The Group considers that no material loss to the Group is expected to result from these claims and legal proceedings.